EXHIBIT 4.1

[FORM OF ORDINARY SHARE CERTIFICATE]

ORDINARY SHARES	ORDINARY SHARES

PAR VALUE $.002	THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Certificate Number ZQ 000000	AEI INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS	Shares **600620****** ***600620***** ****600620**** *****600620*** ******600620**

THIS CERTIFIES THAT	[ ]	CUSIP G01153 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of	[ ]
FULLY-PAID AND NON-ASSESSABLE ORDINARY SHARES OF
AEI (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Amended and Restated Memorandum and Articles of Association, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED [ ]

FACSIMILE SIGNATURE TO COME	[SEAL]	COUNTERSIGNED AND REGISTERED:
President		COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,

FACSIMILE SIGNATURE TO COME

Secretary		By	AUTHORIZED SIGNATURE

[BACK OF FORM OF ORDINARY SHARE CERTIFICATE]
AEI
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF ORDINARY SHARES OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED ORDINARY SHARE CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT		Custodian
				(Cust)		(Minor)

TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act

(State)

JT TEN	-	as joint tenants with rights of	UNIF TRF MIN ACT		Custodian (until age)

		survivorship and not as tenants in common		(Cust)			(Minor)

under Uniform Transfers to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Ordinary Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said ordinary shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: 20

Signature:

Signature:

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15